Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 March 25, 2004



                 RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.
           (Exact name of the registrant as specified in it's charter)



Delaware                         333-106093                          75-2006294

(State or other             (Commission File Number)            (I.R.S. Employee
jurisdiction of incorporation)                               Identification No.)

8400 Normandale Lake Boulevard
Minneapolis, Minnesota                                                  55437
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code               (952) 857-7000



Item 5. Other Events

See the respective monthly reports, each reflecting the required information for the March, 2004 distribution to holders of the following series of Conduit Mortgage Pass-Through Certificates.

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Master Serviced by Residential Funding Corporation

1989-SW1A  RFM1 1993-S23 RFM1 1993-S32 RFM1 1993-S36 RFM1 1993-S40 RFM1 1993-S42
RFM1  1993-S43  RFM1  1993-S44  RFM1  1993-S45  RFM1 1993-S47 RFM1 1993-S48 RFM1
1993-S49  RFM1  1994-MZ1  RFM1 1994-S1 RFM1 1994-S10 RFM1 1994-S11 RFM1 1994-S12
RFM1  1994-S13 RFM1 1994-S14 RFM1 1994-S2 RFM1 1994-S3 RFM1 1994-S5 RFM1 1994-S7
RFM1 1994-S8 RFM1  1994-S9  RFM1  1995-S14  RFM1  1995-S15  RFM1  1995-S16  RFM1
1995-S17  RFM1  1995-S18  RFM1  1995-S19 RFM1 1995-S21 RFM1 1995-S7 RFM1 1996-S1
RFM1  1996-S10  RFM1  1996-S11  RFM1  1996-S13  RFM1 1996-S15 RFM1 1996-S17 RFM1
1996-S18  RFM1  1996-S19  RFM1 1996-S2 RFM1  1996-S21 RFM1 1996-S23 RFM1 1996-S3
RFM1  1996-S4  RFM1  1996-S5 RFM1 1996-S6 RFM1 1996-S7 RFM1 1996-S8 RFM1 1996-S9
RFM1  1998-NS1  RFM1  1998-S19  RFM1  1998-S25  RFM1  1998-S30 RFM1 1999-S1 RFM1
1999-S12  RFM1  1999-S13  RFM1 1999-S14 RFM1 1999-S15 RFM1 1999-S17 RFM1 1999-S2
RFM1  1999-S20 RFM1 1999-S22 RFM1 1999-S4 RFM1 1999-S5 RFM1 1999-S6 RFM1 1999-S7
RFM1 1999-S8 RFM1 1999-S9 RFM1 2000-S3 RFM1 2001-S14 RFM1 2001-S16 RFM1 2001-S18
RFM1  2001-S19  RFM1  2001-S21  RFM1  2001-S23  RFM1 2001-S25 RFM1 2001-S26 RFM1
2001-S27  RFM1  2001-S28  RFM1 2001-S29 RFM1 2002-S1 RFM1 2002-S10 RFM1 2002-S11
RFM1  2002-S12  RFM1  2002-S13  RFM1  2002-S14  RFM1 2002-S15 RFM1 2002-S16 RFM1
2002-S17  RFM1  2002-S18  RFM1  2002-S19 RFM1 2002-S2 RFM1 2002-S20 RFM1 2002-S3
RFM1  2002-S4  RFM1  2002-S5 RFM1 2002-S6 RFM1 2002-S7 RFM1 2002-S8 RFM1 2002-S9
RFM1  2002-SA1  RFM1  2002-SA2  RFM1 2003-S1 RFM1  2003-S10  RFM1  2003-S11 RFM1
2003-S12  RFM1  2003-S13 RFM1 2003-S14 RFM1 2003-S15 RFM1 2003-S16 RFM1 2003-S17
RFM1 2003-S18 RFM1 2003-S19 RFM1 2003-S2 RFM1 2003-S20 RFM1 2003-S3 RFM1 2003-S4
RFM1  2003-S5  RFM1  2003-S6 RFM1 2003-S7 RFM1 2003-S8 RFM1 2003-S9 RFM1 2004-S1
RFM1

Item 7. Financial Statements and Exhibits

(a)     Not applicable
(b)     Not applicable
(c)     See Item 5

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.


By:     /s / Barbara Wendt
Name:   Barbara Wendt
Title:  Managing Director
Dated:  March 25, 2004



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